Exhibit 10.2

AMENDMENT TO THE LETTER AGREEMENT

This AMENDMENT TO LETTER AGREEMENT (this “Amendment”), dated as of January 30, 2023, is entered into by and between Constellation Acquisition Corp I, a Cayman Islands exempted company (the “Company”), Constellation Sponsor GmbH & Co. KG, a German limited partnership (the “Sponsor”) and each of the undersigned (the “Insiders”). The Company, the Sponsor and the Insiders shall be referred to herein from time to time collectively as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, the Company, the Sponsor and the Insiders are party to that certain Sponsor Letter Agreement, dated as of January 26, 2021 (the “Letter Agreement”);

WHEREAS, the Parties wish to amend the Letter Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

1. Defined Terms and Rules of Interpretation. Except as otherwise expressly provided herein, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Letter Agreement after giving effect to this Amendment.

2. Amendment to Transfer of Shares provision. A new Section 8(d) is hereby added to the Sponsor Letter Agreement as follows:

“Notwithstanding the foregoing, the Transfer of Founder Shares or Private Placement Warrants, directly or indirectly, to affiliate(s) of Antarctica Capital Partners, LLC shall not be restricted by this Section 8.”

3. Miscellaneous; Incorporation by Reference. Except to the extent specifically amended or superseded by the terms of this Amendment, all of the provisions of the Letter Agreement shall remain in full force and effect to the extent in effect on the date hereof. This Amendment shall be governed by, and otherwise construed in accordance with, the terms of the Letter Agreement, as though the other provisions of this Amendment were set forth in the Letter Agreement. The Letter Agreement, as modified by this Amendment, constitutes the complete agreement between the Parties and supersedes any prior written or oral agreements, writings, communications or understandings with respect to the subject matter hereof. This Amendment may be executed in counterparts (including by means of facsimile or scanned and emailed signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same agreement. Sections 19 (Governing Law) and Section 20 (Notices) of the Letter Agreement are hereby incorporated by reference into this Amendment mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

CONSTELLATION ACQUISITION CORP I

By:	/s/ Klaus Kleinfeld
	Name:	Klaus Kleinfeld
	Title:	Chief Executive Officer

CONSTELLATION SPONSOR GMBH & CO. KG

By:	/s/ Martin Weckwerth
	Name:	Martin Weckwerth
	Title:	Managing Director of Constellation Sponsor GP GmbH on behalf of Constellation Sponsor GmbH & Co. KG

By:	/s/ Martin Weckwerth
	Name:	Martin Weckwerth
	Title:	Managing Director on behalf of W Beteiligungen GmbH

By:	/s/ Klaus Kleinfeld
	Name:	Klaus Kleinfeld
	Title:	Member on behalf of Kleinfeld Constellation Investment, LLC

By:	/s/ Christopher Zeiss
	Name:	Christopher Zeiss
	Title:	Managing Director on behalf of MC. Squared Holding AG

By:	/s/ Michael Wunderlich
	Name:	Michael Wunderlich
	Title:	Managing Director on behalf of BioMotion Capital GmbH

By:	/s/ Niklas Einfeld
	Name:	Niklas Einfeld
	Title:	Managing Director on behalf of CNE GmbH

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

By:	/s/ Thomas Stapp
Name: Thomas Stapp

By:	/s/ Stefan Benz
	Name:	Stefan Benz
	Title:	Managing Director on behalf of SB Capital GmbH

By:	/s/ Timo Grahl
	Name:	Timo Grahl

By:	/s/ Norbert Essing
	Name:	Norbert Essing
	Title:	Managing Director on behalf of e-energy GmbH

By:	/s/ Hugo Banziger
	Name:	Hugo Banziger

By:	/s/ Vesna Nevistic
	Name:	Vesna Nevistic

By:	/s/ Charles Stonehill
	Name:	Charles Stonehill

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